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                                  Exhibit 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-51985 and 333-51461 and on Form S-8, File Nos. 333-29669, 333-29577 and 333-
02529.

                                        ARTHUR ANDERSEN LLP

Denver, Colorado
March 17, 1999